UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2016

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780

333-159809	HD SUPPLY, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Notes Offering by HD Supply, Inc.

On March 28, 2016, HD Supply Holdings, Inc. issued a press release announcing that its indirect wholly-owned subsidiary, HD Supply, Inc. (“HD Supply”), has commenced an offering of senior notes (the “Notes”) in transactions that are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).  A copy of the press release is furnished as Exhibit 99.1 to this report.  HD Supply intends to use the proceeds from the offering, together with available cash, to redeem all of its outstanding 11.50% Senior Notes due 2020 totaling $1,000 million in aggregate principal amount in accordance with the terms of HD Supply’s notice of conditional full redemption as described below, and to pay related fees and expenses.  The redemption date is expected to be April 27, 2016.  This report does not constitute an offer to sell or a solicitation of an offer to buy the Notes.  The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Notice of Conditional Redemption

On March 28, 2016, HD Supply, Inc. gave notice of conditional full redemption pursuant to the Indenture, dated as of October 15, 2012, as supplemented, among HD Supply, Wells Fargo Bank, National Association, as Trustee, and the subsidiary guarantors party thereto, that HD Supply has elected to redeem all of its outstanding 11.50% Senior Notes due 2020 totaling $1,000 million in aggregate principal amount, subject to the satisfaction of specified conditions precedent set forth in the redemption notice, including consummation on or prior to the redemption date of the issuance or borrowing of new indebtedness in an aggregate principal amount of $1,000 million (or such other amount as may be determined by HD Supply).

The redemption price with respect to any redeemed note will be equal to 100.000% of the principal amount of such note, plus the Applicable Premium (calculated in accordance with the definition thereof in the Indenture), plus accrued but unpaid interest thereon to the redemption date.

This report does not constitute a notice of redemption under the Indenture nor an offer to tender for, or purchase, any notes or any other security.  There can be no assurances that the conditions precedent to the redemption will be satisfied or that the redemption will occur.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release “HD Supply, Inc. Announces Launch of Senior Notes Offering,” dated March 28, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2016	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2016	HD Supply, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary